--------------------------------------------------------------------------------
                                    POWER OF
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    ATTORNEY
--------------------------------------------------------------------------------


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Carol J. Highsmith, Michael E. Durham and Linda A. Lawson and each of them, with full power to act without the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of ROULSTON FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of December, 2001.

            /s/
         --------------------------
         Mark S. Biviano
         Trustee



                                 ACKNOWLEDGMENT


State of     Ohio                  )
                                   )ss:
County of    Summit                )

The foregoing instrument was acknowledged before me this 10th day of December, 2001, by Mark S. Biviano, a Trustee of Roulston Funds.


Mary J. Jameson
------------------------
Notary Public

My Commission Expires:  __June 15, 2002_____________

--------------------------------------------------------------------------------

                                    POWER OF
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    ATTORNEY
--------------------------------------------------------------------------------


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Carol J. Highsmith, Michael E. Durham and Linda A. Lawson and each of them, with full power to act without the other, as her attorney-in-fact to (i) sign and file on her behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of ROULSTON FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 13th day of December, 2001.

              /s/
         --------------------------
         Carolyn D. Pizzuto
         Trustee



                                 ACKNOWLEDGMENT


State of     Ohio                  )
                                   )ss:
County of    Cuyahoga              )

The foregoing instrument was acknowledged before me this 13th day of December, 2001, by Carolyn D. Pizzuto, a Trustee of Roulston Funds.


Colleen L. Rizzo
------------------------
Notary Public

My Commission Expires:  ___11/13/2006____________

--------------------------------------------------------------------------------
                                    POWER OF
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    ATTORNEY
--------------------------------------------------------------------------------


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Carol J. Highsmith, Michael E. Durham and Linda A. Lawson and each of them, with full power to act without the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of ROULSTON FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 11th day of December, 2001.

              /s/
         --------------------------
         Scott D. Roulston
         President



                                 ACKNOWLEDGMENT


State of     Ohio                  )
                                   )ss:
County of    Cuyahoga              )

The foregoing instrument was acknowledged before me this 11th day of December, 2001, by Scott D. Roulston, President of Roulston Funds.


Colleen L. Rizzo
------------------------
Notary Public

My Commission Expires:  _11/13/2006______________
--------------------------------------------------------------------------------

                                    POWER OF
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    ATTORNEY
--------------------------------------------------------------------------------


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Carol J. Highsmith, Michael E. Durham and Linda A. Lawson and each of them, with full power to act without the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of ROULSTON FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of December, 2001.

             /s/
         --------------------------
         Kenneth J. Coleman
         Treasurer



                                 ACKNOWLEDGMENT


State of     Ohio                  )
                                   )ss:
County of    Cuyahoga              )

The foregoing instrument was acknowledged before me this 10th day of December , 2001, by Kenneth J. Coleman, Treasurer of Roulston Funds.


Colleen L. Pizzo
------------------------
Notary Public

My Commission Expires:  ___11/13/2006____________

--------------------------------------------------------------------------------
                                    POWER OF
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    ATTORNEY
--------------------------------------------------------------------------------


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Carol J. Highsmith, Michael E. Durham and Linda A. Lawson and each of them, with full power to act without the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of ROULSTON FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of June, 2000.

             /s/
         --------------------------
         Thomas V. Chema
         Trustee



                                 ACKNOWLEDGMENT


State of      Ohio                 )
                                   )ss:
County of     Cuyahoga             )

The foregoing instrument was acknowledged before me this 27th day of June , 2000, by Thomas V. Chema, a Trustee of Roulston Funds.


Janice K. Schneikart
------------------------
Notary Public

My Commission Expires:  _6/16/2003______________

--------------------------------------------------------------------------------
                                    POWER OF
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    ATTORNEY
--------------------------------------------------------------------------------


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Carol J. Highsmith, Michael E. Durham and Linda A. Lawson and each of them, with full power to act without the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of ROULSTON FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 12th day of December, 2001.

              /s/
         --------------------------
         David B. Gale
         Trustee



                                 ACKNOWLEDGMENT


State of      Ohio                 )
                                   )ss:
County of     Cuyahoga             )

The foregoing instrument was acknowledged before me this 12th day of December , 2001, by David B. Gale, a Trustee of Roulston Funds.


Colleen L. Rizzo
------------------------
Notary Public

My Commission Expires:  __11/13/2006_____________